                                                                   Exhibit 10.13

                               ALLIANCE AGREEMENT

This Alliance Agreement is entered into on this day of , 2000 by and between Total Network Solutions, Inc. with offices located at 545 Fifth Avenue, 14th Floor, New York, NY 10017 ("TNS") and KPMG Consulting, LLC with offices located at 500 East Middlefield Road, Mountain View, CA, 94043 ("KPMG").

1. PURPOSE. KPMG, a provider of management consulting and system integration services, and TNS, a provider of network consulting services, desire to enter into this Alliance for the purpose of jointly pursuing global market opportunities for network integration, network and application performance solutions and related services, as agreed between the Parties (the "Target Markets") which are intended to result in new revenue to each company. The Alliance Agreement is intended to structure a relationship such that both KPMG and TNS view each other as business partners in both client delivery and new product development opportunities where jointly offering their respective expertise is anticipated to be effective.

         This Agreement covers certain activities necessary for the Parties to jointly develop and market specific offerings in the Target Markets. These activities include but are not limited to joint marketing programs, sales activities, proposal development, program development to package-integrated offerings, delivery, and support activities for joint network integration, and performance solutions. It is intended that multiple projects will be initiated under this Agreement and will be managed per the guidelines defined herein.

         The parties further intend that an Addendum for Participation will ultimately be the sole and exclusive vehicle for which KPMG member firms ("Member Firms") may participate or access this Agreement on a global basis. Each Member Firm that desires to participate under this Agreement, receive or have access to TNS' services must execute an Addendum for Participation in the form attached hereto as Exhibit B. If such addendum is not secured on behalf of a Member Firm, then such member Firm shall not be permitted to participate in this Agreement.

2. PERIOD OF PERFORMANCE. This Agreement shall be effective for a period of one year. The parties may mutually agree to extend the term of this Agreement for two additional renewal periods. Either party may terminate this Agreement upon thirty (30) days prior written notice to the other party.

3. SCOPE OF COOPERATION AND INITIAL PROJECTS. The cooperative efforts will focus initially on four categories:

         3.1 NETWORK INTEGRATION SOLUTIONS. KPMG and TNS will deliver offerings jointly targeted to network integration and directory enabled applications for IP based networks with the target market being enterprise and service provider accounts. The capabilities offered might include architectural design, network engineering, and network integration. In addition, both Parties may commit to working together on projects that result from any CISCO relationship(s) that either Party has which are appropriate to the nature of this Alliance relationship. TNS will to the best of its ability introduce KPMG to existing and future client opportunities that may require solutions that are aligned with KPMG's core competencies that include, but are not limited to, IP Business Strategy, IP Based OSS/BSS integration, new service creation, directory enabled applications, and service provisioning (VPN, DSL, Cable modem). In turn, KPMG will to the best of its ability introduce TNS to existing and future client opportunities that may require solutions that are aligned with TNS's core competencies that may include network consulting services and performance solutions.

         3.2 TNS recognizes KPMG has a broad offering of services and solutions that may be useful to TNS'S installed client base and, where appropriate, TNS will introduce KPMG or recommend such services to its clients for the purpose of assisting KPMG in marketing KPMG's broader offerings and to assist the Parties in achieving the goals described in Section 5.4 below.

         3.3   NETWORK INTEGRATION OFFERINGS PACKAGED AROUND VERTICAL
               SOLUTION INITIATIVES. KPMG and TNS will attempt to develop packaged network integration service and performance offerings around KPMG led Industry focused Service solution initiatives, such as, but not limited to Self Service HR, Internet Commerce, e2e Supply Chain and R2I Oracle. TNS will incentivize its workforce to introduce client opportunities to KPMG that are outside its service offerings that are aligned with KPMG's core solutions such as, but not limited to customer management, ERP, CRM, supply chain management and e-Engineering.

         3.4 GEOGRAPHIC EXPANSION. KPMG IS INTERESTED IN EXPANDING PRESENCE AND DELIVERY CAPABILITY IN LATIN AMERICA, EUROPE AND ASIA. TNS and KPMG will work together to develop a market expansion plan for each region consistent with the available resources of each. To the extent possible, the parties will attempt to develop a cooperative relationship with their practices in Europe. The specifics of the offerings may be similar to the ones identified in Sections 3.1-3.3 above, or as mutually agreed between the Parties.

4.       TEAMING. The Parties contemplate that their collaboration described in
         Section 3 above will enable them to approach mutual customers in the Target Market in the following ways:

         4.1 One Party with an existing customer relationship may introduce the other Party to that customer, and will thereafter facilitate the introduced Party's marketing efforts to that customer - with each Party contracting directly with the mutual customer; or

         4.2 The Parties may team together to jointly present their respective offerings to a customer, and either: (a) as mutually agreed one Party will act as "prime contractor" to the customer, and the other Party will act as a subcontractor to the prime contractor in order to deliver specialized services and solutions to the customer; or (b) each Party will contract directly with the mutual customer for provision of its respective services and solutions. The Parties will enter into a definitive agreement before


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

               undertaking any project contemplated under subsection (a) above. The Parties agree to develop a Master Services Provisioning Plan that details how both parties will work together.

               Within 30 days of the Effective Date of this Alliance Agreement, the designated Alliance Managers will develop and publish a target account program and a project plan to focus their initial efforts.

5.       PERFORMANCE CONDITIONS AND GOALS.

         5.1 ALLIANCE MANAGERS. Both Parties shall designate an alliance manager to serve as the single point of contact to coordinate all activities between the Parties relative to this Agreement. These activities include joint account planning sessions, marketing, technical product development, and sales and solutions delivery. The following personnel will assist in managing the alliance:


                                 TNS                             KPMG
                                 ---                             ----
Executive Sponsor             Bob Foley                     Dick Kearney
Alliance Manager              Giny Ellwell                  Sharon Hume


         5.2 MARKETING AND SALES ACTIVITIES. Both Parties agree to jointly enter into marketing and sales activities. These activities shall include, but not be limited to the following: a joint marketing event calendar including but not limited to seminars and trade shows, collateral, white papers, a joint sales plan and sales kit. The Parties shall promptly create a co-marketing and sales plan which will identify specific targets, activities, responsibilities, and schedules to guide the Parties in these efforts. In that plan, both Parties will attempt to describe the Solution Development Roles and Responsibilities and the service Delivery Activities and Responsibilities. This plan will be evaluated quarterly by TNS and KPMG executive management and updated collaboratively as necessary by both Parties. All marketing material developed hereunder shall be subject to the reasonable review and approval of both Parties.

               Each Party will be responsible for its own marketing expenses.

         5.3 PERFORMANCE REVIEWS. Both Parties agree that the Alliance performance will be reviewed on a quarterly basis with a status report being prepared for the Executive sponsor of the respective organizations. The performance review shall include but not be limited to status on revenue generated by the alliance year to date, sales leads being pursued, planned marketing activity, joint development activity, and any issues or concerns.

         5.4 GOALS. Both Parties will attempt to achieve a minimum performance threshold for the Alliance to be meaningful to both parties. KPMG will to the best of its ability identify and assist TNS in closing deals with a revenue of $20,000,000 in the first year of this Agreement; $30,000,000 in the second year of this Agreement and

               $50,000,000 in the third year of this Agreement. TNS will to the best of its ability introduce KPMG, and assist KPMG in obtaining ten new accounts and in closing deals with a combined revenue of $25,000,000 each year of this Agreement. For the purposes of this section a "year" shall be considered a calendar year beginning January 1, 2000.

6.       TERMINATION FOR CAUSE.

         6.1   TERMINATION DUE TO MATERIAL CHANGES IN MARKET CONDITIONS.
               Should either Party reasonably conclude that there exists little or no market opportunity for their joint service offerings, then such Party shall have the option to terminate this Agreement upon thirty (30) days prior written notice to the other Party.

         6.2 TERMINATION FOR FAILURE TO MEET GOALS. If either Party does not meet it performance threshold under Section 5.4 the other Party shall have the option to terminate the alliance agreement upon thirty (30) days prior written notice to the non-performing Party. If either party determines that the Alliance is not resulting in mutually meaningful opportunities it may terminate this Agreement upon thirty (30) days prior written notice to the other party.

         6.3 CHANGE OF CONTROL. For purposes of this Section 6.3 any sale, assignment, pledge or other transfer of ten percent (10%)or more of any of the capital stock (or any other securities) of either Party will constitute a change of control. Upon execution of any of the above stated activities written notification must be provided by the Party undergoing the change of control within fifteen (15) days and the other Party shall have the option to terminate this Alliance Agreement upon thirty (30) days prior written notice, except that KPMG shall have the right to assign this Agreement, without the prior written consent of TNS to the successor to substantially all of the assets or business of KPMG.

         6.4 TERMINATION PROCESS. Should either Party allege that the other Party has materially breached this Agreement, the aggrieved Party shall provide notice in writing of such breach to the alliance manager of the Party that is alleged to be in breach.

               In the event that the two alliance managers cannot resolve the dispute within ten (10) business days, the dispute shall be escalated to the executive contacts of each company.

               In the event the executive contacts are not able to resolve the dispute within five (5) business days, either Party may terminate this Agreement immediately upon written notice to the other. In the event the resolution provides the breaching party with the opportunity to cure the breach, this Agreement shall terminate within fifteen (15) days of the date of notice if the breach is not cured.

               If the dispute is resolved, the resolution shall be provided in writing to both Parties within five (5) business days.

         6.5 EFFECT OF TERMINATION. Unless the parties otherwise agree, Termination of this Agreement shall not impact any active engagements in process under a SOW.

               In the event of a termination of this Agreement, the Parties shall have no further obligation to each other, except for the obligation set forth in Sections 7, 8, 10 and 11.1, 11.2, and 11.3.

               Upon any termination of this Agreement, each party shall immediately return all advertising materials and other properties, including Proprietary Information of the other Party, except KPMG may retain one copy to ensure compliance with professional practices. Both parties shall cease acting in a manner that would suggest any continuing relationship between the parties relating to this Alliance.

7.       MUTUAL CONFIDENTIALITY.

         7.1 MUTUAL CONFIDENTIALITY AGREEMENT. The mutual confidentiality Agreement that has been executed by the Parties is attached hereto as Exhibit A. All confidential information exchanged by the Parties will be governed by the terms of Exhibit A.

         7.2 PUBLIC DISCLOSURE. Neither Party may individually disclose and represent to clients or prospects the Alliance relationship, without the prior written approval of the other Party except to the extent necessary to perform its obligations hereunder. All press releases, public announcement, advertisement, publicity or any disclosures of a public nature require the approval of each Party's executive sponsor, except for any disclosures required to be made by law, regulation or court order. Neither party shall release any information concerning this Alliance, the parties relationship or any matters arising under this Agreement without the prior written approval of each party's executive sponsor.

         7.3 MARKS. The Parties agree that they will not use in any way the other party's name, trade names, trademarks, service marks or other proprietary designations of that party or its affiliates (collectively, "Marks") without the prior written consent of that party. Both parties acknowledges the other's exclusive right, title and interest in the others' Marks. Neither party will be deemed by anything in this Agreement, or actions taken pursuant to it, to acquire any right, title or interest in or to any Marks, or any portion of any marks.

         7.4 MUTUAL NON-SOLICITATION. Each Party will agree not to solicit employees of the other directly involved in providing the services under this Agreement during the term of the Alliance provided that any response by an employee of one Party to any advertisement of employment opportunities made by the other Party targeted to the general public shall not be deemed to be a breach of the foregoing provision.

8.       INTELLECTUAL PROPERTY.

         8.1   PRE-EXISTING PRODUCTS AND OTHER INTELLECTUAL PROPERTY. Each
               Party shall retain ownership of any of its pre-developed or separately developed intellectual property (e.g. proprietary software, commercial off-the-shelf products, platforms, drawings, reference models, libraries, and technical data). In particular, the separate property of TNS includes, but is not limited to, its proprietary methodology, the Productized Service offerings, and software, tools, specifications, drawings, sketches, models, samples, records and documentation, as well as copyrights, trademarks, service marks, ideas, concepts, know-how, methodologies, techniques, knowledge or data, which have been originated, developed or purchased by TNS. The separate property of KPMG includes, but is not limited to, OSS/BSS templates and methodologies, software, tools, specifications, drawings, sketches, models, samples, records and documentation, as well as copyrights, trademarks, service marks, ideas, concepts, know-how, methodologies, techniques, knowledge or data, which have been originated, developed or purchased by KPMG. Neither Party shall have the right to use the intellectual property of the other without the prior written consent of the other Party, provided however, to the extent that any separate intellectual property of either Party is utilized in the development of any service or software initiatives jointly developed by the Parties under this Alliance Agreement, the owner of such separate intellectual property grants to the other a license to use such separate intellectual property during the term of this Alliance Agreement only to the extent necessary to meet the initiatives established herein.

         8.2 JOINTLY DEVELOPED INTELLECTUAL PROPERTY. Inventions conceived solely by employees of TNS shall belong exclusively to TNS. Inventions conceived solely by employees of KPMG shall belong exclusively to KPMG. Upon the development of Jointly Developed Intellectual Property, the Parties shall mutually agree to the ownership of such Jointly Owned Intellectual Property. Jointly Owned Intellectual Property shall mean all inventions, discoveries, technologies, patents, know-how, trademarks, copyrights, service marks, trade secrets, methods, tools, routines, techniques, methodologies, know-how, computer programs, utilities, ideas, process and practices developed jointly by both Parties under this Agreement. This section may be modified as required by applicable governmental regulations or the terms of the prime contract or resultant subcontract between the parties. Except as stated above, nothing contained in this Agreement shall be deemed, by implication, estoppel or otherwise, to grant any right or license in respect of patents, inventions or technical information at any time owned by the other party.

9. FINANCIAL PERFORMANCE. The intent of this Alliance is to generate new revenues for each of the Parties. Each Party agrees to use commercially reasonable efforts to achieve the following:

         9.1 ANNUAL REVENUES. Failure to achieve the any hoped for financial goals specified in Section 5.4 shall not be deemed a material breach of this Agreement. Neither party shall have any liability if it fails to successfully promote the products and/or services of the other party.

10.      REPRESENTATIONS AND WARRANTIES

         Each party hereby represents and warrants to the other that:

         (a) it has the right and power to enter into this Agreement and to grant and convey the rights granted;

         (b) entering into this Agreement does not violate the terms and conditions of any other agreement, or any applicable, law, rule or regulation;

         (c) to the best of its knowledge, the information which it may disclose to the other party, and the process of disclosure and the use of such information in accordance with this Agreement will not violate any trade secret, trademark, patent, copyright or other proprietary right of any third party;

         (d) it holds good title or right, free and clear of all liens and encumbrances, to the Products and Services which it is providing under this Agreement;

         (e) the Products and Services being provided under this Agreement do not infringe any copyright, trademark, patent, trade secret or other proprietary right of any third party; and

         (f) EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION, NEITHER PARTY MAKES ANY OTHER WARRANTY AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EITHER EXPRESS, IMPLIED OR STATUTORY, OR ARISING BY COURSE OF CONDUCT OR PERFORMANCE, CUSTOM OR USAGE OF TRADE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11.      GENERAL.

         11.1 Each Party hereby agrees to indemnify, hold harmless and defend the other Party from and against any and all claims, liabilities, losses, expenses (including reasonable attorneys' fees), fines, penalties, taxes or damages (collectively "Liabilities") asserted against such other Party by a third party to the extent such Liabilities result from the claim that the use of the Indemnifying Party's product constitutes infringement of any third party's patent issued as of the date of this Agreement trade secret, trademark or copyright; provided, that such indemnified Party (i) promptly notifies the indemnifying Party of any third party claim subject to indemnification hereunder, (ii) gives the indemnifying Party the right to control and direct the preparation, defense and settlement of any such claim and (iii) gives full cooperation to the indemnifying Party for the defense of same. The foregoing provisions shall not apply to any infringement arising out of: (i) use of the applicable intellectual property other than in accordance with applicable documentation or instructions supplied by the indemnifying Party;
               (ii) any alteration, modification or revision of the applicable intellectual property not expressly authorized in writing by the indemnifying Party;

               or (iii) the combination of the applicable intellectual property with materials not supplied by the indemnifying Party.

               EXCEPT WITH RESPECT TO SUCH PARTY'S OBLIGATIONS PURSUANT TO INFRINGMENT HEREOF, EACH PARTY'S MAXIMUM LIABILITY TO THE OTHER PARTY ARISING FOR ANY REASON RELATING TO THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT RECEIVED UNDER THE SOW TO WHICH THE CLAIM IS REFERRED.

               NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING LOSS OF PROFITS), HOWSOEVER ARISING, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         11.2 INDEPENDENT CONTRACTORS. Each party acknowledges that it is not and shall not hold itself out as, a joint venturer, franchisee, partner, employee, servant, representative or agent of the other party. It is expressly agreed that the parties are acting as independent contractors for their own account and under no circumstances shall any employee of one party be deemed an employee of the other party for any purpose. This agreement shall not be construed as authority for any party to act for another party in any agency or other capacity, or to make commitments of any kind for the account of or on behalf of the other party. Neither party is responsible to any Customer for the quality of Services or Products provided by the other party.

         11.3 Neither party is or may act as a distributor or agent for the products or services of the other Party. Each party's products and services shall be available to a prospective Customer only through a separate agreement between that party and the Customer, unless the parties agree to a subcontractor relationship for a particular engagement. Each party shall independently develop and price its respective products and services in a separate agreement between such party and the Customer or as may be agreed to in a SOW or subcontractor agreement. No Party shall be or become liable or bound by any representation, act or omission whatsoever of any other Party.

         11.4 All costs incurred by each Party in connection with this Alliance shall be the responsibility of the Party incurring the costs, unless a written agreement executed by the Parties' authorized representatives has been signed that expresses a specific agreement with respect to certain costs.

         11.5 Neither party shall assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the other party's express, prior written consent. Notwithstanding the foregoing, KPMG shall have the right to assign without prior consent or approval of TNS to the successor to substantially all of the assets and business of KPMG.

         11.6 This Alliance Agreement constitutes the entire agreement between the Parties and may not be amended excepted in writing signed by an officer of both Parties. This


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

               Agreement shall be governed by the laws of New York, without regard to any conflict of laws provisions.

         11.7 This Agreement is non-exclusive. Nothing in this Agreement shall limit or restrict either party from entering into or continuing any agreement or other arrangement with any third party, whether or not similar to this Agreement in nature and scope.

KPMG CONSULTING, LLC

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------
Date:
     -------------------------------------

TOTAL NETWORK SOLUTIONS, INC.

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------
Date:
     -------------------------------------


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

                                    EXHIBIT A

                        CONFIDENTIAL DISCLOSURE AGREEMENT

EFFECTIVE DATE:

In order to protect certain confidential information, TNS Systems, Inc., ("TNS"), and KPMG LLP ("KPMG") and their corporate affiliates, agree that:

1. DISCLOSING PARTY: The Parties disclosing confidential information (each a "Discloser or the "Disclosing Party") are KPMG and TNS.

2. PRIMARY REPRESENTATIVE: Each Party's representative for coordinating disclosure or receipt of confidential information is:

KPMG:                      Dick Kearney

TNS:                       Bob Foley

3. DESCRIPTION OF CONFIDENTIAL INFORMATION: "Confidential Information" means any information, technical data, or know-how (including, but not limited to, information relating to research, products, software, services, development, inventions, processes, engineering, marketing, techniques, customers, pricing, internal procedures, business and marketing plans or strategies, finances, employees and business opportunities) disclosed by the Disclosing Party to a Recipient either directly or indirectly in any form whatsoever (including, but not limited to, in writing, in machine readable or other tangible form, orally or visually): (i) that has been marked as confidential; (ii) whose confidential nature has been made known by Disclosing Party, orally or in writing, to such Recipient; or (iii) that due to its character and nature, a reasonable person under like circumstances would treat as confidential.

4. USE OF CONFIDENTIAL INFORMATION: The Party receiving confidential information ("Recipient") shall make use of the confidential information only for the furtherance of any mutually agreed upon projects and engagements. Recipient agrees not to use the Confidential Information for its own use or for any purposes except those purposes expressly set forth above. Recipient shall not use the Confidential Information for purposes of unfair or improper competition. Recipient agrees not to copy, alter, modify, disassemble, reverse engineer or decompile any of the materials unless permitted in writing by the Disclosing Party.

5. CONFIDENTIALITY PERIOD: This Agreement and Recipient's duty to hold confidential information in confidence shall survive any expiration or termination of this Agreement in perpetuity.

6. DISCLOSURE PERIOD: This Agreement pertains to confidential information that is disclosed between the Effective Date and the date any Party hereto terminates this Agreement.

7. STANDARD OF CARE: Recipient agrees not to disclose the Confidential Information to any third parties or to any of its employees except those employees who have a need to know the Confidential Information for accomplishing the stated purposes described herein and where such employees shall be made aware that the information is confidential and shall be under a written contractual restriction on nondisclosure and proper treatment of confidential information that is no less restrictive than the terms of this Agreement. Notwithstanding the foregoing, Recipient may disclose the Disclosing Party's Confidential Information to the extent required by a valid order by a court or other governmental body or by applicable law; provided, however, that Recipient will use all reasonable efforts to notify Disclosing Party of the obligation to make such disclosure in advance of the disclosure so that Disclosing Party will have a reasonable opportunity to object to such disclosure.

Recipient shall protect the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the confidential information as Recipient uses to protect its own confidential information of a like nature. Recipient agrees to advise the Disclosing Party in writing of any misappropriation or misuse by any person of such Confidential Information of which Recipient may become aware.

8. EXCLUSIONS: This Agreement imposes no obligation upon Recipient with respect to information that: (a) was in Recipient's possession before receipt from Discloser; (b) is or becomes a matter of public knowledge through no fault of Recipient; (c) is rightfully received by Recipient from a third Party without a duty of confidentiality; (d) is disclosed by Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by Recipient without reference to another party's Confidential Information; (f) is disclosed under operation of law; or (g) is disclosed by Recipient with Discloser's prior written approval.

9. WARRANTY: Each Discloser warrants that it has the right to make the disclosures under this Agreement. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS".

10. MISCELLANEOUS:

a. This Agreement imposes no obligation on any Party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

b. The Parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data, and shall not export or re-export any technical data, any products received from Discloser, or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

c. This Agreement does not create any agency or partnership relationship.

d. This Agreement represents the entire Agreement between the Parties as to the matters set forth herein and supersedes all prior discussions, representations or understandings between them. All additions or modifications to this Agreement must be made in writing and must be signed by the Parties.

e. This Agreement is made under, and shall be construed according to, the laws of the State of New York, U.S.A. The parties agree that all litigation or other legal proceedings under this

Agreement shall be brought in the state courts of the State of New York and the United States District Courts located therein and the parties hereby submit to the exclusive personal and subject matter jurisdiction and venue of such courts. The validity, interpretation and performance of this Agreement shall be based upon New York law.

f. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party.

g. Any materials or documents of Disclosing Party which are furnished to Recipient, and all copies thereof, at the earlier of Disclosing Party's request for return of the materials, or the termination of the business relationship between the Disclosing Party and Recipient, at the Disclosing Party's option, will either be: (i) promptly returned to the Disclosing Party; or (ii) destroyed by Recipient (with Recipient providing written certification of such destruction). However, KPMG may retain one copy for compliance with professional standards.

h. The Confidential Information shall remain the sole property of the Disclosing Party. No license is granted to Recipient under any patents, copyrights, mask work rights or other proprietary rights by the disclosure of any information hereunder, nor is any warranty made as to such information.

i. Recipient understands and agrees that the Disclosing Party is providing the Confidential Information to Recipient in reliance upon this Agreement, and Recipient will be fully responsible to the Disclosing Party for any damages or harm caused to the Disclosing Party by a breach of this Agreement by Recipient or any of its officers, directors, employees, consultants or affiliates. Recipient acknowledges and agrees that a breach of any of its promises or agreements contained herein will result in irreparable injury to the Disclosing Party for which there will be no adequate remedy at law, and the Disclosing Party shall be entitled to apply for equitable relief, including injunction and specific performance, in the event of any breach or threatened breach or intended breach of this Agreement by Recipient. Such remedies, however, shall not be deemed to be the exclusive remedies for any breach of the Agreement but shall be in addition to all other remedies available at law or in equity.

j. In the event of any litigation or other legal proceedings between the parties, the prevailing party shall be entitled to reasonable attorneys' fees and all costs of proceedings incurred in enforcing this Agreement. shall be governed by the laws of the State of New York, excluding its conflict of law rules.

k. This Agreement may be amended or modified only in writing signed on behalf of Recipient and an authorized representative of the Disclosing Party.

l. If any provision of this Agreement is found by a proper authority to be unenforceable or invalid, such unenforceability or invalidity shall not affect the other provisions of this Agreement and the unenforceable or invalid provision shall be construed to be amended in order to avoid such unenforceablility or invalidity while preserving as closely as possible the intent of the parties.

m. Neither party shall assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the other party's express, prior written consent. Notwithstanding the


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

foregoing, (i) to the extent any of the Services will be performed in or relate to a jurisdiction outside of the United States, KPMG shall have the right, without the prior consent or approval of TNS, to subcontract the performance of such Services to the member firm of KPMG International practicing in such jurisdiction and (ii) KPMG shall have the right to assign without prior consent or approval of TNS to the successor to substantially all of the assets and business of KPMG.

n. All notices or reports permitted or required under this Agreement shall be in writing and shall be by personal delivery, nationally recognized overnight courier service, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon the earlier of actual receipt or one (1) day after deposit with the courier service, or receipt by sender of confirmation of electronic transmission or five (5) days after deposit in the mail. Notices shall be sent to the addresses set forth at the end of this Agreement or such other address as either party may specify in writing.

KPMG CONSULTING LLC

Address:
        ------------------------------------------------------------------------
By:
   -----------------------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------
Name:
      --------------------------------------------------------------------------
Title:
     ---------------------------------------------------------------------------

TOTAL NETWORK SOLUTIONS, INC.

Address:
        ------------------------------------------------------------------------
By:
   -----------------------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------
Name:
      --------------------------------------------------------------------------
Title:
     ---------------------------------------------------------------------------


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

                                    EXHIBIT B
              ADDENDUM FOR PARTICIPATION TO THE ALLIANCE AGREEMENT]

This Addendum amends the Alliance Agreement between KPMG Consulting, LLC and Total Network Solutions, Inc. dated ______________, 2000.

The Parties, being the entities doing business in the participating country, agree that the terms and sections of this Addendum and the performance hereunder will dictate and supersede any corresponding terms and sections of the initial Alliance Agreement in connection with the sale and license of Products and Services by the Parties and the remarketing of those Products and Services by the parties and their respective affiliates.

The Parties further agree that any fee or payment schedules, conditions for termination and any and all deemed material default committed by and between the Parties will abide solely with the Parties executing this Addendum. Neither Party will seek payment resolution, termination rights, or material default remedies or cures from any affiliate nor subsidiary of the other in connection with this Addendum.

THE AGREEMENT IS AMENDED AS FOLLOWS:

A. Territory in Master Agreement is expanded to include: [specify participating country]

B. Related Terms and Conditions:

C. Offerings covered under this Addendum:

D. Training covered under this Addendum:

E. Business and Market Planning Team/Roles and Responsibilities:

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


Except as indicated in this Addendum, the Alliance Agreement shall remain unchanged.

Agreed and Accepted:

Total Network Solutions, Inc.                KPMG Consulting, LLC

By:_________________________            By____________________________
     Name:                                Name:
     Title:                               Title:  Sponsoring Partner (local)

Date:_______________________            Date:______________________

APPROVED:

By__________________________

     Name:

     Title:   Sponsoring Partner (in host country)

Date:______________________

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